                                                                    EXHIBIT 3.33
================================================================================

                                 State of Alaska

                 Department of Commerce and Economic Development

                Division of Banking, Securities and Corporations

I certify that the attached 5 pages are true copies of records on file with the Department of Commerce and Economic Development, Division of Banking, Securities, and Corporations.

                                         Deborah B. Sedwick
                                         Commissioner
[SEAL]
                                         Certified by: /s/ Gina Markovich
                                                       ----------------------
                                         Date: May 11, 1999
                                               ------------------------------

================================================================================

                                                                FILE NO. 52439-D
================================================================================

                                 State of Alaska
                 Department of Commerce and Economic Development
                Division of Banking, Securities and Corporations

                                   CERTIFICATE
                                       OF
                                  INCORPORATION

                              Business Corporation

The undersigned, as Commissioner of Commerce and Economic Development of the State of Alaska, hereby certifies that duplicate originals of the Articles of Incorporation of

                        PENINSULA CELLULAR SERVICES, INC.

have been received in this office and are found to conform to law.

ACCORDINGLY, the undersigned, as such Commissioner of Commerce and Economic Development, and by virtue of the authority vested in him by law, hereby issues the Certificate of Incorporation and attaches hereto a duplicate original of the Articles of Incorporation.

[SEAL] IN TESTIMONY WHEREOF, I execute this certificate and affix the Great Seal of the State of Alaska on October 7, 1993.


                                        /s/ Paul Fuhs

                                        Paul Fuhs

                                        COMMISSIONER OF COMMERCE
                                        AND ECONOMIC DEVELOPMENT

  Issued By: Corporations Section, P.O. Box 110808, Juneau, Alaska 99811-0808,
                            Telephone (907) 465-2530

================================================================================

                                                            Filed for Record
                                                            State of Alaska

                                                              OCT 07 1993

                                                         Department of Commerce
                                                        and Economic Development

                           ARTICLES OF INCORPORATION
                                       OF
                        PENINSULA CELLULAR SERVICES, INC.

      The undersigned natural person of the age of eighteen years or more, acting as incorporator of the corporation under the Alaska Corporations Code (AS 10.06) adopts the following Articles of Incorporation:

                                    ARTICLE I

      The name of the corporation shall be Peninsula Cellular Services, Inc.

                                   ARTICLE II

      This corporation's duration shall be perpetual.

                                   ARTICLE III

      The purpose or purposes for which the corporation is organized are:

      Section 1. To engage in the business of providing telecommunication services, and services useful to the telecommunications industry.

      Section 2. In general, to carry on any other lawful business whatsoever in connection with the foregoing which is calculated, directly or indirectly, to promote the interest of the corporation or to enhance the value of its properties.

      Section 3. To engage in and carry on any lawful business or trade and exercise all powers granted to a corporation formed under the Alaska Corporations Code, including any amendments thereto or successor statute that may hereinafter be enacted.

                                   ARTICLE IV

      The aggregate number of shares which the corporation shall have the authority to issue is 1,000 shares of common stock having a par value of one dollar ($1.00) per share. There shall be no other class or shares of stock in this corporation.


Articles of Incorporation                                            Page 1 of 4
Peninsula Cellular Services, Inc.

                                    ARTICLE V

      The owners of shares of stock of this corporation shall be entitled to preemptive rights to subscribe for or purchase any part of new or additional issues of stock or securities convertible into stock of any class whatsoever whether now or hereafter authorized, and whether issued for cash, property, service, by way of dividends, or otherwise.

                                   ARTICLE VI

      Each shareholder entitled to vote at any election for directors shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote by giving as many votes as the number of such directors multiplied by the number of his shares shall equal, or by distributing such votes on the same principle among any number of candidates.

                                   ARTICLE VII

      Fifty-one percent of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum of a meeting of shareholders.

                                  ARTICLE VIII

      Section 1. The board of directors shall have full power to adopt, alter, amend, or repeal the Bylaws or adopt new Bylaws. Nothing herein shall deny the concurrent power of the shareholders to adopt, alter, amend, or repeal the Bylaws.

      Section 2. This corporation reserves the right to amend, alter, change or repeal any provisions contained in its Articles of Incorporation in any manner now or hereafter prescribed or permitted by statute. All rights of shareholders of this corporation are granted subject to this reservation.

      Section 3. Subject to the requirements of Anchorage Municipal Code 1.15.180, this corporation may enter into contracts and otherwise transact business as vendor, purchaser, or otherwise, with its directors, officers, and shareholder(s) and with corporations, associations, firms and entities in which they are or may be or become interested as directors, officers, shareholders, members, or otherwise.

Articles of Incorporation                                            Page 2 of 4
Peninsula Cellular Services, Inc.

                                   ARTICLE IX

      The address of the initial registered office of the corporation is c/o Anchorage Telephone Utility, 600 Telephone Avenue, Anchorage, Alaska 99503 and the name of its initial registered agent at such address is Robert L. Vasquez.

                                    ARTICLE X

      The number, qualifications, terms of office, manner of election, time and place of meetings, and powers and duties of the directors shall be prescribed in the Bylaws, but the number of the first directors shall be five and they shall serve until the first meeting of the shareholders and until their successors are elected and qualified, and their names and post office address are as follows:

       Dr. Alex Hills
       c/o Anchorage Telephone Utility
       600 Telephone Avenue
       Anchorage, Alaska 99503

       Bonnie Godfred
       c/o Anchorage Telephone Utility
       600 Telephone Avenue
       Anchorage, Alaska 99503

       Michael J. Burns
       c/o Anchorage Telephone Utility
       600 Telephone Avenue
       Anchorage, Alaska 99503

       Dr. Richard Ender
       c/o Anchorage Telephone Utility
       600 Telephone Avenue
       Anchorage, Alaska 99503

       B. John Shipe
       c/o Anchorage Telephone Utility
       600 Telephone Avenue
       Anchorage, Alaska 99503

                                   ARTICLE XI

      The name and address of the incorporator is: James G. Morrison, c/o Anchorage Telephone Utility, 600 Telephone Avenue, Anchorage, Alaska 99503.


Articles of Incorporation                                            Page 3 of 4
Peninsula Cellular Services, Inc.

                                   ARTICLE XII

      This corporation does not have an alien affiliate as defined in A.S. 10.06.730.

      IN WITNESS WHEREOF, the undersigned incorporator has executed these Articles of Incorporation in duplicate this 27th day of September, 1993.


                                     /s/ James G. Morrison
                                     ---------------------
                                     JAMES G. MORRISON

STATE OF ALASKA                )
                               ) ss.
THIRD JUDICIAL DISTRICT        )

      On this 27th day of September, 1993, before me, a Notary Public in and for the State of Alaska, personally appeared James G. Morrison, to me known to be the individual described in and who executed the within and foregoing instrument, and acknowledged that he signed the same as his free and voluntary act and deed for the uses and purposes therein mentioned.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.


                                     /s/ Cynthia M. Brault
  -----------------                  -------------------------------------
  OFFICIAL SEAL                      Notary Public in and for Alaska
  STATE OF ALASKA                    My commission expires: 3/26/97
  CYNTHIA M. BRAULT
  NOTARY PUBLIC
  -----------------

The S.I.C. code for Communication Services is 4899.


Articles of Incorporation                                            Page 4 of 4
Peninsula Cellular Services, Inc.

================================================================================

                                 State of Alaska

                 Department of Commerce and Economic Development

                Division of Banking, Securities and Corporations

I certify that the attached 5 pages are true copies of records on file with the Department of Commerce and Economic Development, Division of Banking, Securities, and Corporations.

                                         Deborah B. Sedwick
                                         Commissioner
[SEAL]
                                         Certified by: /s/ Gina Markovich
                                                       ----------------------
                                         Date: May 6, 1999
                                               ------------------------------

================================================================================

                                                                FILE NO. 52439-D
================================================================================

                                 State of Alaska
                 Department of Commerce and Economic Development
                Division of Banking, Securities and Corporations

                                   CERTIFICATE
                                       OF
                                  INCORPORATION

                              Business Corporation

The undersigned, as Commissioner of Commerce and Economic Development of the State of Alaska, hereby certifies that duplicate originals of the Articles of Incorporation of

                        PENINSULA CELLULAR SERVICES, INC.

have been received in this office and are found to conform to law.

ACCORDINGLY, the undersigned, as such Commissioner of Commerce and Economic Development, and by virtue of the authority vested in him by law, hereby issues the Certificate of Incorporation and attaches hereto a duplicate original of the Articles of Incorporation.

[SEAL] IN TESTIMONY WHEREOF, I execute this certificate and affix the Great Seal of the State of Alaska on October 7, 1993.

                                        /s/ Paul Fuhs

                                        Paul Fuhs

                                        COMMISSIONER OF COMMERCE
                                        AND ECONOMIC DEVELOPMENT

  Issued By: Corporations Section, P.O. Box 110808, Juneau, Alaska 99811-0808,
                            Telephone (907) 465-2530

================================================================================

                                                            Filed for Record
                                                            State of Alaska

                                                              OCT 07 1993

                                                         Department of Commerce
                                                        and Economic Development

                           ARTICLES OF INCORPORATION
                                       OF
                        PENINSULA CELLULAR SERVICES, INC.

      The undersigned natural person of the age of eighteen years or more, acting as incorporator of the corporation under the Alaska Corporations Code (AS 10.06) adopts the following Articles of Incorporation:

                                    ARTICLE I

      The name of the corporation shall be Peninsula Cellular Services, Inc.

                                   ARTICLE II

      This corporation's duration shall be perpetual.

                                   ARTICLE III

      The purpose or purposes for which the corporation is organized are:

      Section 1. To engage in the business of providing telecommunication services, and services useful to the telecommunications industry.

      Section 2. In general, to carry on any other lawful business whatsoever in connection with the foregoing which is calculated, directly or indirectly, to promote the interest of the corporation or to enhance the value of its properties.

      Section 3. To engage in and carry on any lawful business or trade and exercise all powers granted to a corporation formed under the Alaska Corporations Code, including any amendments thereto or successor statute that may hereinafter be enacted.

                                   ARTICLE IV

      The aggregate number of shares which the corporation shall have the authority to issue is 1,000 shares of common stock having a par value of one dollar ($1.00) per share. There shall be no other class or shares of stock in this corporation.


Articles of Incorporation                                            Page 1 of 4
Peninsula Cellular Services, Inc.

                                    ARTICLE V

      The owners of shares of stock of this corporation shall be entitled to preemptive rights to subscribe for or purchase any part of new or additional issues of stock or securities convertible into stock of any class whatsoever whether now or hereafter authorized, and whether issued for cash, property, service, by way of dividends, or otherwise.

                                   ARTICLE VI

      Each shareholder entitled to vote at any election for directors shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote by giving as many votes as the number of such directors multiplied by the number of his shares shall equal, or by distributing such votes on the same principle among any number of candidates.

                                   ARTICLE VII

      Fifty-one percent of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum of a meeting of shareholders.

                                  ARTICLE VIII

      Section 1. The board of directors shall have full power to adopt, alter, amend, or repeal the Bylaws or adopt new Bylaws. Nothing herein shall deny the concurrent power of the shareholders to adopt, alter, amend, or repeal the Bylaws.

      Section 2. This corporation reserves the right to amend, alter, change or repeal any provisions contained in its Articles of Incorporation in any manner now or hereafter prescribed or permitted by statute. All rights of shareholders of this corporation are granted subject to this reservation.

      Section 3. Subject to the requirements of Anchorage Municipal Code 1.15.180, this corporation may enter into contracts and otherwise transact business as vendor, purchaser, or otherwise, with its directors, officers, and shareholder(s) and with corporations, associations, firms and entities in which they are or may be or become interested as directors, officers, shareholders, members, or otherwise.

Articles of Incorporation                                            Page 2 of 4
Peninsula Cellular Services, Inc.

                                   ARTICLE IX

      The address of the initial registered office of the corporation is c/o Anchorage Telephone Utility, 600 Telephone Avenue, Anchorage, Alaska 99503 and the name of its initial registered agent at such address is Robert L. Vasquez.

                                    ARTICLE X

      The number, qualifications, terms of office, manner of election, time and place of meetings, and powers and duties of the directors shall be prescribed in the Bylaws, but the number of the first directors shall be five and they shall serve until the first meeting of the shareholders and until their successors are elected and qualified, and their names and post office address are as follows:

       Dr. Alex Hills
       c/o Anchorage Telephone Utility
       600 Telephone Avenue
       Anchorage, Alaska 99503

       Bonnie Godfred
       c/o Anchorage Telephone Utility
       600 Telephone Avenue
       Anchorage, Alaska 99503

       Michael J. Burns
       c/o Anchorage Telephone Utility
       600 Telephone Avenue
       Anchorage, Alaska 99503

       Dr. Richard Ender
       c/o Anchorage Telephone Utility
       600 Telephone Avenue
       Anchorage, Alaska 99503

       B. John Shipe
       c/o Anchorage Telephone Utility
       600 Telephone Avenue
       Anchorage, Alaska 99503

                                   ARTICLE XI

      The name and address of the incorporator is: James G. Morrison, c/o Anchorage Telephone Utility, 600 Telephone Avenue, Anchorage, Alaska 99503.


Articles of Incorporation                                            Page 3 of 4
Peninsula Cellular Services, Inc.

                                   ARTICLE XII

      This corporation does not have an alien affiliate as defined in A.S. 10.06.730.

      IN WITNESS WHEREOF, the undersigned incorporator has executed these Articles of Incorporation in duplicate this 27th day of September, 1993.


                                     /s/ James G. Morrison
                                     ---------------------
                                     JAMES G. MORRISON

STATE OF ALASKA                )
                               ) ss.
THIRD JUDICIAL DISTRICT        )

      On this 27th day of September, 1993, before me, a Notary Public in and for the State of Alaska, personally appeared James G. Morrison, to me known to be the individual described in and who executed the within and foregoing instrument, and acknowledged that he signed the same as his free and voluntary act and deed for the uses and purposes therein mentioned.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.


-----------------                    /s/ Cynthia M. Brault
OFFICIAL SEAL                        -------------------------------------
STATE OF ALASKA                      Notary Public in and for Alaska
CYNTHIA M. BRAULT                    My commission expires: 3/26/97
NOTARY PUBLIC
-----------------

The S.I.C. code for Communication Services is 4899.


Articles of Incorporation                                            Page 4 of 4
Peninsula Cellular Services, Inc.